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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                        --------------------------------


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        DATE OF REPORT: OCTOBER 23, 2000
                       ---------------------------------
                       (Date of earliest event reported)


                        --------------------------------


                                  H.T.E., INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


                        --------------------------------


            FLORIDA                     0-22657                 59-2133858
            -------                     -------                 ----------
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation or organization)          Number)             Identification No.)


                           1000 BUSINESS CENTER DRIVE
                           --------------------------
                            LAKE MARY, FLORIDA 32746
               (Address of principal executive offices, zip code)


                                 (407) 304-3235
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

         On October 23, 2000, HTE, Inc. issued the press release attached hereto as Exhibit 99.1.


ITEM 7.  EXHIBITS.

Exhibit No.       Item

99.1              Press Release dated October 23, 2000.

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          H.T.E., INC.
                                          (Registrant)



Date: October 23, 2000.                   By: /s/ L. A. Gornto, Jr.
                                             ----------------------
                                                  L. A. Gornto, Jr.
                                                  Executive Vice President,
                                                  Secretary and General Counsel






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